UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2016

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, Suite 201, New York, New York 10012

(Address of Principal Executive Offices, including zip code)

(212) 651-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In connection with the confidential marketing of a private placement involving either, or a combination of, debt securities or the common stock, $0.001 par value per share of Twinlab Consolidated Holdings, Inc. (“TCH”) and other strategic transactions (the “Transactions”) involving TCH and its subsidiaries and affiliates (collectively, the “Company”), the Company entered into a series of confidentiality agreements (the “Confidentiality Agreements”) with prospective investors (“the Restricted Parties”). Under the Confidentiality Agreements, the Company engaged the Restricted Parties in discussions regarding the Transactions which included confidential information concerning the Company.

On January 15, 2015, the Company learned that on January 11, 2015, a presentation containing information concerning the Company’s business strategy, financial forecasts and projections, potential acquisition strategy, potential synergies from recent acquisitions, among other things, which presentation included information set forth on the attached slides (the “Presentation”) had been disclosed to parties who did not also have confidentiality agreements in place. The Presentation was prepared by the Company for delivery to a limited number of sophisticated prospective investors to assist such investors in deciding whether to proceed with a further investigation and diligence of the Company, and should not be relied upon otherwise. It contains numerous assumptions and was not prepared for or intended for public disclosure. The information should not be regarded as an indication that the Company considered or considers such information to be predictive of actual future events, and such information should not be relied upon as such.

The information under this Item 7.01 and the Presentation attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Forward-looking Statements

The information under this Item 7.01 and the Presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition and stock price could be materially negatively affected.  In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include those set forth in the section titled “Risk Factors” in TCH’s Annual Report on Form 10-K for the year ended December 31, 2014 filed on March 31, 2015 (the “2014 Annual Report”) and subsequent filings with the SEC, including, without limitation, risks relating to:

·	our need for substantial additional funds in order to continue our operations and pursue our business plans, and the uncertainty of whether we will be able to obtain the funding we need;

·	our ability to integrate existing and potential acquisitions successfully;

·	our ability to retain or hire key management personnel;

·	our ability to protect our intellectual property rights that are valuable to our business, including patent, trademark and other intellectual property rights;

·	dependence on third-party manufacturers, suppliers, distributors and other potential commercial partners;

·	the size and growth of the potential markets for our products, and the rate and degree of market acceptance of any of our products;

·	competition in our industry;

·	regulatory developments in the United States and foreign countries;

·	consumer perception of our products due to adverse scientific research or findings, regulatory investigations, litigation, national media attention and other publicity regarding nutritional supplements;

·	potential slow or negative growth in the vitamin, mineral and supplement market;

·	increases in the cost of borrowings or unavailability of additional debt or equity capital, or both;

·	volatile condition in the capital, credit and commodities markets and in the overall economy;

·	dependency on retail stores for sales;

·	the loss of significant customers;

·	compliance with new and existing federal, state, local or foreign legislation or regulation, or adverse determination by regulators anywhere in the world (including the banning of products) and, in particular, Food and Drug Administration Good Manufacturing Practices (“GMP”), Dietary Supplement Health and Education Act of 1994 (“DSHEA”), Food Safety Modernization Act (“FSMA”), California’s Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65),” in the United States, the Natural Health Products Regulations in Canada, the Food Supplements Directive and Traditional Herbal Medicinal Products Directive (the “Herbal Products Directive”) in Europe and greater enforcement by any such federal, state, local or foreign governmental entities;

·	material product liability claims and product recalls;

·	our inability to obtain or renew insurance, or to manage insurance costs;

·	international market exposure and compliance with anti-corruption laws in the U.S. and foreign jurisdiction;

·	difficulty entering new international markets;

·	legal proceedings initiated by regulators in the U.S. or abroad;

·	unavailability of, or our inability to consummate, advantageous acquisitions in the future, or our inability to integrate acquisitions into the mainstream of our business, or our ability to recognize the synergies of any acquisitions we are able to consummate;

·	difficulty entering new international markets;

·	loss of executive officers or other key personnel;

·	loss of certain third-party suppliers;

·	the availability and pricing of raw materials;

·	disruptions in manufacturing operations that produce nutritional supplements and loss of manufacturing certifications;

·	increased competition and failure to compete effectively;

·	our inability to respond to changing consumer preferences;

·	interruption of business or negative impact on sales and earnings due to acts of God, acts of war, sabotage, terrorism, bio-terrorism, civil unrest or disruption of delivery service;

·	work stoppages at our facilities;

·	increased raw material, utility and fuel costs;

·	fluctuations in foreign currencies, including, in particular, the Euro, the Canadian dollar and the Chinese Yuan;

·	interruptions in information processing systems and management information technology, including system interruptions and security breaches;

·	failure to maintain and/or upgrade our information technology systems;

·	our exposure to, and the expense of defending and resolving, product liability claims, intellectual property claims and other litigation;

·	failure to maintain effective controls over financial reporting;

·	other factors disclosed in the 2014 Annual Report and other SEC filings; and

·	other factors beyond our control.

We operate in a very competitive and rapidly-changing environment and new risks emerge from time to time.  As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Item 7.01 and the Presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  We cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur.  Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements.  The forward-looking statements included in this Item 7.01 and the Presentation speak only as of the date they were initially prepared, and we undertake no obligation to update publicly any forward-looking statements for any reason after the date of the Presentation to conform these statements to actual results or to changes in our expectations, including items that are stale in the Presentation as of the date of this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Presentation

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

/s/ Thomas Tolworthy
Thomas Tolworthy, President & Chief Executive Officer

Date: January 19, 2016